UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas	76262
(Address of Principal Executive Offices)	(Zip Code)

682 549-6600

(Registrant’s Telephone Number, Including Area Code)

None

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2023, Farmer Bros. Co., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with TreeHouse Foods, Inc., a Delaware corporation (“Buyer”). Under the terms of the Purchase Agreement, the Company will sell and Buyer will purchase certain assets of the Company related to its direct ship and private label business, including the Company’s production facility and corporate office building in Northlake, Texas (the “Sale”). The aggregate purchase price consists of $100 million in cash, subject to adjustments, including a reduction for liabilities associated with a specified retained litigation matter.

The Purchase Agreement contains representations, warranties, and indemnification of the parties customary for transactions of this type. Until the consummation of the Sale, the Company has agreed, subject to certain exceptions, to conduct the business in the ordinary course.

The Purchase Agreement contains specified termination rights for the parties, including a mutual termination right in the event the closing has not occurred on or prior to September 30, 2023.

The consummation of the Sale is subject to customary closing conditions, which may be waived by the applicable parties, including, subject to certain materiality exceptions, the accuracy of each party’s representations and warranties and each party’s compliance with its obligations and covenants under the Purchase Agreement. Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions contained in the Purchase Agreement, the Sale is expected to close within the next 60 days.

Item 7.01 Regulation FD Disclosure.

On June 7, 2023, the Company issued a press release announcing that it has entered into the Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2. of Form 8-K, the information and exhibits furnished pursuant to Item 7.01 of this report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K, the exhibits furnished herewith and other documents we file with the SEC contain forward-looking statements that are based on current expectations, estimates, forecasts and projections about us, our future performance, our financial condition, our products, our business strategy, our beliefs, our management’s assumptions, the expected use of proceeds, the anticipated benefits to the Company as a result of the Sale, including the expected results following the Sale, and the expected closing date. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “may,” “assumes” and other words of similar meaning. These statements are based on management’s beliefs, assumptions, estimates and observations of future events based on information available to our management at the time the statements are made and include any statements that do not relate to any historical or current fact. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements due in part to the risks, uncertainties and assumptions set forth in this Current Report on Form 8-K and Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 filed with the SEC on September 2, 2022 (the “2022 Form 10-K”) as amended by Amendment No. 1 to the 2022 Form 10-K, filed with the SEC on October 27, 2022, as well as other factors described from time to time in our filings with the SEC.

Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the risk that the Sale may not be completed in a timely manner or at all, the failure to meet the closing conditions in the Purchase Agreement, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement, the expected use of proceeds, statements regarding the achievement of the anticipated benefits of the Sale, including the expected results following the Sale, the risk that any announcements relating to the Sale could impact the market price of the Company’s common stock, and the risk that the Sale and its announcement could have an adverse effect on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers, distributors and customers, as well as other risks, uncertainties and assumptions described from time to time in our filings with the SEC.

Given these risks and uncertainties, you should not rely on forward-looking statements as a prediction of actual results. Any or all of the forward-looking statements contained in this Current Report on Form 8-K and any other public statement made by us, including by our management, may turn out to be incorrect. We are including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required under federal securities laws and the rules and regulations of the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated June 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2023

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb
VP, General Counsel, Secretary and Chief Compliance Officer